UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2013

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

1120 Wayzata Boulevard East, Suite 201

Wayzata, MN 55391

(Address of principal executive offices)

Registrant’s telephone number, including area code (952) 345-2244

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Ace (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02(c) Appointment of Certain Officers.

Richard G. Wasielewski, age 60, formerly the Company’s Senior Vice President and Chief Financial Officer, was appointed to the offices of President and Chief Operating Officer, effective February 14, 2013.  He retains his position as Chief Financial Officer.  Information regarding Mr. Wasielewski is set forth in Exhibit 99 attached to this filing.

Item 9.01 Exhibits

The attached press release (Exhibit 99) was published on February 14, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2013

Nortech Systems Incorporated
(Registrant)

/s/ Michael J. Degen
Michael J. Degen, Chief
Executive Officer